Exhibit 10.14

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (the “Agreement”), dated as of the      day of December, 2005, by THE FRANCIS E. O’DONNELL, JR. IRREVOCABLE TRUST NO. 1 DATED MAY 25, 1990 (“Pledgor”), to MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (“Secured Party”).

WHEREAS, ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, is indebted to Secured Party for borrowed money evidenced by its promissory note dated as of even date herewith (the “Note”) issued pursuant to a Revolving Credit Agreement (the “Loan Agreement”) also dated as of even date herewith; and

WHEREAS, the Note is guaranteed by, among others, Pledgor, pursuant to that certain Continuing Contract of Guaranty, dated December 30, 2005 (the “Guaranty”); and

WHEREAS, Pledgor is the owner of those securities more particularly described on Schedule 1 hereto (the “Pledged Securities”), and has agreed to pledge the same to secure the obligation of Pledgor under the Guaranty; and

WHEREAS, capitalized terms used herein which are defined in the Loan Agreement shall have the meanings when used herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Pledge. Pledgor hereby pledges to Secured Party and grants to Secured Party a security interest in the Pledged Securities and the instruments, if any, at any time representing the Pledged Securities, and all dividends and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities (collectively, the “Collateral”).

SECTION 2. Security for Obligations. This Agreement, and the Collateral, secures (a) payment and performance of all obligations of Pledgor now or hereafter existing under the Guaranty and the Note and (b) all obligations of Pledgor now or hereafter existing under this Agreement (all such obligations being hereinafter referred to as the “Obligations”).

SECTION 3. Delivery of Collateral. All certificates or instruments, if any, from time-to-time representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Any Collateral that is not represented by a certificate or other instrument and is reflected solely in book entry form shall be transferred to and maintained in an account with Secured Party, and Secured Party shall be entitled at any time to register such non-certificate Collateral in the name of Secured Party or its nominee or nominees.

SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

(a) Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option, or other charge or encumbrance, except for the security interest created by this Agreement.

(b) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

(c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Pledgor or (ii) for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

SECTION 5. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

SECTION 6. Dividends; Distributions; Voting Rights.

(a) So long as no “Event of Default” (as that term is hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing, Pledgor shall be entitled, except as otherwise provided in subsection (b) below, (i) to receive and retain all cash dividends and distributions in respect of the Collateral, other than cash dividends or distributions in connection with a partial or complete liquidation or dissolution, and (ii) to exercise all voting and consensual rights pertaining to the Collateral for any purpose not inconsistent with this Agreement. Secured Party shall either pay over to Pledgor the amounts paid in respect of the Pledged Collateral or deposit the same in Pledgor’s account with Secured Party, as directed by Pledgor.

(b) If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution for or in exchange for any shares of any of the Pledged Securities, Pledgor shall accept the same as agent for Secured Party and shall immediately deliver the same to Secured Party in the exact form received, with the endorsement of Pledgor when necessary or with appropriate undated stock transfer powers duly executed in blank, to be held by Secured Party as additional Collateral subject to the terms of this Agreement.

(c) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, Secured Party shall be entitled to receive all cash dividends and distributions in respect of the Collateral, shall be entitled to vote the Collateral and give consents, waivers and ratifications in respect of the Collateral, and shall be entitled to exercise all rights of conversion, exchange or subscription, and all other rights, privileges and options pertaining to any of the Collateral, as if it were the absolute owner thereof, and in connection therewith, shall have the right to deposit and deliver any or all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise, and Pledgor shall have no duty to request the exercise of, any of the aforesaid rights, privileges or options, and Secured Party shall have no responsibility whatsoever for any failure to do so or any delay in doing so.

(d) Pledgor shall execute and deliver or cause to be executed and delivered to Secured Party all proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which Secured Party is entitled to exercise and to receive all dividends which Secured Party is entitled to receive and retain pursuant to this Section 6.

(e) All payments which are received by Pledgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as additional Collateral in the same form as so received (with any necessary endorsement).

SECTION 7. Transfers and Other Liens. Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby appoints Secured Party Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

SECTION 9. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 13.

SECTION 10. Reasonable Care. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

SECTION 11. Events of Default. For purposes of this Agreement, the following shall be Events of Default:

(a) any representation made by Pledgor in this Agreement or in any other document or instrument delivered to Secured Party in connection with the Guaranty is untrue in any respect which in the reasonable judgment of Secured Party is material, or any warranty herein by Pledgor is not fulfilled in any material respect;

(b) either Guarantor defaults in the due and punctual payment of any amount due under the Guaranty as and when the same becomes due and payable as therein provided, and such default remains uncorrected after any applicable cure period;

(c) Pledgor defaults in the due and punctual performance of any of the other covenants or agreements contained in this Agreement, and such default is not remedied to the satisfaction of Secured Party within twenty (20) days after written notice by Secured Party to Pledgor to remedy the same, or either Guarantor defaults in the due and punctual performance of the covenants and agreements contained in the Guaranty and such default is not cured within the applicable cure period; and

(d) the occurrence of any other event of default under the Guaranty and such default is not cured within the applicable cure period.

SECTION 12. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Missouri at that time (the “Code”), and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. With respect to any of the Collateral that consists of securities not registered under the securities laws of the United States or any state, Pledgor agrees that it shall be commercially reasonable for Secured Party to sell the Collateral to a buyer who will represent that he is purchasing solely for investment and not with a view to the resale or distribution of such securities, or in such other manner as counsel for Secured Party may require to comply with applicable securities laws.

(b) Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 12) in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(c) The rights and remedies provided to Secured Party under this Agreement are cumulative, and may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law or equity.

SECTION 13. Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Secured Party hereunder or (d) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 14. Security Interest Absolute. All rights of Secured Party and security interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Guaranty or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Guaranty;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the extent permitted by applicable law, Pledgor waives all claims, damages and demands against Secured Party arising out of the retention or sale of the Collateral.

SECTION 15. Amendments, Waiver. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner set forth in the Guaranty.

SECTION 17. Continuing Security Interest; Transfer of Rights. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon Pledgor and its successors and assigns, and (c) inure to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer its rights under the Guaranty, or grant participating interests therein, to any other person or entity, and such person or entity shall thereupon become vested with the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

SECTION 18. Revival of Obligations. To the extent that Pledgor makes a payment or payments to Secured Party or Secured Party enforces its security interest and lien or exercises its right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or other party under Bankruptcy Code, state or federal law, common law or equitable cause, then, to the extent of such recovery, the liability or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred and shall be part of the obligations secured by the Collateral.

SECTION 19. Termination. Upon payment in full of the Obligations in accordance with their terms, and all other sums secured by this Agreement, this Agreement shall terminate and Pledgor shall be entitled to the return of all Collateral not theretofore sold pursuant to the provisions hereof, together with all money at the time held by Secured Party as additional security hereunder.

SECTION 20. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the State of Missouri are used herein as therein defined.

IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date first above written.

Kathleen M. O’Donnell, as trustee
and not individually, of the Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 dated May 25, 1990

MISSOURI STATE BANK AND TRUST COMPANY

By:
Name:
Title:

SCHEDULE 1